                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549



                                       FORM 8-K

                                     CURRENT REPORT
                        PURSUANT TO SECTION 12 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 6, 2001

                           HomeSeekers.com, Incorporated
               (Exact Name of Registrant as Specified in its Charter)

            Nevada                      0-23835                  87-0397464

(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.

6490 South McCarran Blvd., Suite D-28, Reno, Nevada                89509

     (Address of Principal Executive Offices)                    (Zip code)

                                          N/A

            (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

        HomeSeekers.com, Incorporated (the "Company") is filing herewith and incorporating herein by reference the Securities Purchase Agreement, dated June 6, 2001, between the Company and E-Home.com, Inc. d/b/a Homemark ("Homemark"), which relates to the Company's previously announced preferred stock financing with Homemark.

        Additional information with respect to the transactions described herein is set forth in the exhibits hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  n/a

        (b)  n/a

        (c)  Exhibits.

             See the Exhibit Index, following the signature page of this Report, which Exhibit Index is incorporated by reference.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2001

                                       HomeSeekers.com, Incorporated



                                       By: /s/ John Giaimo
                                           ---------------------------
                                           John Giaimo
                                           Chief Executive Officer

                                  EXHIBIT INDEX


  EXHIBIT NO.     DESCRIPTION

         10.1 Securities Purchase Agreement, dated June 6, 2001, between the Company and Homemark.

         10.2 Loan Agreement, dated June 6, 2001, between the Company and Homemark.

         99.1     Press Release related to Securities Purchase Agreement.